MONEY MARKET FUNDS

SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED DECEMBER 14, 2020 TO

SUMMARY PROSPECTUS, PROSPECTUS AND SAI EACH DATED JULY 31, 2020,

AS SUPPLEMENTED

PENDING LIQUIDATION OF MUNICIPAL MONEY MARKET FUND

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has determined, after consideration of a number of factors, that it is in the best interests of the Municipal Money Market Fund (the “Fund”) and its shareholders that the Fund be liquidated and terminated on or about February 12, 2021 (the “Liquidation Date”) pursuant to a plan of liquidation approved by the Board. The Liquidation Date may be changed at the discretion of the Trust’s officers.

The Fund will discontinue accepting purchase orders from new investors after the close of business on or about January 11, 2021. The plan of liquidation for the Fund provides that the Fund will begin liquidating its assets as soon as is reasonable and practicable, but in no event later than the Liquidation Date. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash, cash equivalent securities or short-term investments, which may prevent the Fund from meeting its stated investment objective.

Prior to the Liquidation Date, Fund shareholders may either: (1) redeem their shares; or (2) exchange their shares at net asset value for shares of another fund of the Trust. Redemptions and exchange orders should be submitted in the manner described in the Prospectus under “Account Policies and Other Information.” If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s interest in the net assets of the Fund (a “liquidating distribution”) as of the Liquidation Date. Shareholders should be aware that if they redeem shares, exchange them into another fund of the Trust, or receive a liquidating distribution, it is generally considered a taxable event.

The Fund may make distributions to shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions may be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). Shareholders who purchase shares of the Fund after the date of this supplement may receive distributions that result in short-term capital gains or losses.

SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENT IN THE FUND AND THE TAX IMPACT OF THE LIQUIDATION OF THE FUND.

The pending liquidation of the Fund may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of the Trust.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT MMUNI (12/20)